EXHIBIT 32.02

                          Section 1350 Certification
                          --------------------------

In connection with this quarterley report of Futures Portfolio Fund Limited Partnership (the "Company") on Form 10-Q for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (this "Report"), I, Barbara Rittenhouse, Comptroller of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


FUTURES PORTFOLIO FUND
LIMITED PARTNERSHIP

         Date:  May 15, 2006

By:      /s/ Barbara Rittenhouse
         -----------------------
         Barbara Rittenhouse
         Comptroller
         (Principal Financial Officer)









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